[NVE CORPORATION LOGO]
NVE Corporation
                                                         11409 Valley View Road
                                                  Eden Prairie, Minnesota 55344



                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 7, 2003



To our shareholders:


The Annual Meeting of Shareholders of NVE Corporation (the "Company") will be held at our headquarters, 11409 Valley View Road, Eden Prairie, Minnesota 55344, on Thursday, August 7, 2003 at 3:30 p.m. Central Daylight Time, for the following purposes:

      1. To elect five directors to serve until the next Annual Meeting of Shareholders.

      2. To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Our Board of Directors has fixed the close of business on May 30, 2003 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.


            By Order of the Board of Directors


            /s/ Richard L. George
            Richard L. George
            Secretary


June 27, 2003


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.

[NVE CORPORATION LOGO]
NVE Corporation
                                                         11409 Valley View Road
                                                  Eden Prairie, Minnesota 55344


                                PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS, AUGUST 7, 2003

This Proxy Statement is furnished to shareholders of NVE Corporation, a Minnesota corporation ("NVE" or the "Company"), in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting of shareholders to be held on Thursday, August 7, 2003 at 3:30 p.m. local time at our headquarters, 11409 Valley View Road, Eden Prairie, Minnesota 55344, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy were first mailed to our shareholders on or about June 27, 2003.


                    SOLICITATION AND REVOCABILITY OF PROXIES

     We will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by our directors, officers and regular employees personally or by telephone, but these people will not be specifically compensated for those services.

     Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it either by submitting a new proxy card or by completing a ballot at the meeting at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon. If no specification is indicated on a proxy, such proxy will be voted in favor of Proposal 1 described herein.


                          VOTING SECURITIES AND RIGHTS

     Only shareholders of record at the close of business on May 30, 2003 are entitled to execute proxies or to vote at the annual meeting. As of that date there were outstanding 4,174,778 shares of our common stock, $.01 par value per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Stock present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting, but will not be counted toward determining if a majority of the Common Stock present has voted affirmatively.

       OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth certain information as of May 30, 2003 with respect to our Common Stock beneficially owned by each director, by each person known by us to beneficially own more than five percent of our Common Stock, based solely upon filings made by such persons under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"), by each named executive officer set forth in the compensation table and by all executive officers and directors as a group.

        NAME                           ADDRESS            SHARES OWNED   PERCENT
        ----                           -------            ------------   -------
Norwest Venture Partners       3600 IDS Center            1,515,487(1)      36.3%
                               Minneapolis, MN 55402

Cypress                        3901 North First Street    1,089,849(2)      23.8%
Semiconductor Corporation      San Jose, CA 95134

James M. Daughton              18687 Melrose Chase          525,950(3)      12.4%
                               Eden Prairie, MN 55347

Motorola, Inc.                 1303 East Algonquin Rd.      350,000          8.4%
                               Schaumburg, IL 60196

Daniel A. Baker                11409 Valley View Rd.        105,400(4)       2.5%
                               Eden Prairie, MN 55344

Richard L. George              5145 Tifton Dr.              103,406          2.5%
                               Edina, MN 55439

Jay L. Brown                   11409 Valley View Rd.         73,335(5)       1.7%
                               Eden Prairie, MN 55344

John K. Myers                  11409 Valley View Rd.         62,804(6)       1.5%
                               Eden Prairie, MN 55344

Robert H. Irish                17910-39th Place North        15,253(7)        *
                               Plymouth, MN 55446-1318

Terrence W. Glarner            3600 IDS Center               11,600(8)        *
                               Minneapolis, MN 55402

Jeffrey K. Kaszubinski         3901 North First Street            0(9)        *
                               San Jose, CA 95134

All Company directors, officers, and owners of
more than 5% of the stock as a group (12 entities)        3,853,084         79.6%
________

*Less than 1%
(1) Includes shares held by Norwest Equity Partners IV, LLP, and Norwest Equity Partners V, LLP.
(2) Includes 403,000 shares issuable upon the exercise of warrants for shares of common stock of the Company that are currently or will become exercisable within 60 days of May 30, 2003.
(3) Includes shares owned jointly by Dr. Daughton and his spouse. Includes 51,950 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 30, 2003. Excludes unvested options to purchase up to 5,650 shares of common stock of the Company.
(4) Includes 105,000 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 30, 2003. Excludes unvested options to purchase up to 35,000 shares of common stock of the Company.
(5) Includes 28,750 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 30, 2003. Excludes unvested options to purchase up to 29,250 shares of common stock of the Company.
(6) Includes 61,200 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 30, 2003. Excludes unvested options to purchase up to 47,900 shares of common stock of the Company.
(7) Includes 6,800 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 30, 2003.
(8) Includes 11,000 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 30, 2003. Excludes shares held by Norwest Equity Partners, for which Mr. Glarner is a consultant.
(9) Excludes shares and warrants held by Cypress Semiconductor Corporation, Mr. Kaszubinski's employer.

                                  PROPOSAL 1
                       ELECTION OF BOARD OF DIRECTORS

     The Board of Directors has set the number of directors at five. All five directors are to be elected at the annual meeting to serve until the 2004 annual meeting of shareholders. The Board of Directors has nominated the following persons for election:

   TERRENCE W. GLARNER, DANIEL A. BAKER, JAMES M. DAUGHTON, ROBERT H. IRISH,
                          AND JEFFREY K. KASZUBINSKI

     All of the nominees for election as directors are presently directors of the Company. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. The individuals named as proxies intend to vote for the nominees. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

     The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting is required to elect each director.


                 NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     Information regarding the persons nominated for election as directors is as follows:

      NOMINEE AND PRINCIPAL OCCUPATION               AGE      DIRECTOR SINCE
      ------------------------------------------    -----    ----------------
      Terrence W. Glarner                            60            1999
         President, West Concord Ventures, Inc.

      Daniel A. Baker                                45            2001
         President and Chief Executive Officer
         NVE Corporation

      James M. Daughton                              66            1989
         Chief Technical Officer
         NVE Corporation

      Robert H. Irish                                64            1992
         Consultant

      Jeffrey K. Kaszubinski                         48            2002
         CEO, Silicon Magnetic Systems,
         a Cypress Subsidiary Corporation

     Terrence W. Glarner has been a director since August 1999, and Chairman of the Board since January 2001. Since February 1993, Mr. Glarner has been the President of West Concord Ventures, Inc. Mr. Glarner also consults with Norwest Venture Partners, an affiliate of Norwest Growth Fund, Inc. Prior to starting West Concord Ventures, Mr. Glarner was the President of North Star Ventures, Inc. from 1988 to February 1993, a firm which he joined in 1976. From 1968 to 1976, Mr. Glarner was a Securities Analyst and Vice President in the Research Department of Dain Bosworth, Inc. Mr. Glarner has a B.A. in English from the University of St. Thomas, a J.D. from the University of Minnesota School of Law and is a Chartered Financial Analyst. Mr. Glarner supervised investments in approximately 100 small companies during his involvement with North Star Ventures. Mr. Glarner currently serves as a director of the following publicly-held companies: Aetrium Inc., CIMA Laboratories Inc., Datakey Inc., and FSI International Inc. He is also a director of privately-held Oncotech, Inc.

     Daniel A. Baker has been a director and the President and Chief Executive Officer since January 2001. From 1993 until joining the Company, he was President and CEO of Printware, Inc., a Nasdaq National Market company now known as Printware LLC, which makes high-speed laser imaging systems. Dr. Baker has over 25 years of experience in high-tech industries, including executive positions with Minntech Corporation and Percom Data Corporation. Dr. Baker has Ph.D. and M.S. degrees in engineering from the University of Minnesota, an M.B.A. in finance from the University of Minnesota, and a B.S. in engineering from Case Western Reserve University.

     James M. Daughton has been a director since our inception in 1989 and Chief Technical Officer since January 2001. He served as Chairman of the Board and Chief Executive Officer from 1991 to January 2001. From 1974 to 1989, Dr. Daughton held various research and product development positions at Honeywell, Inc. including Vice President of The Solid State Development Center. From 1964 to 1974, he developed magnetic and semiconductor memory devices at IBM Corporation. Dr. Daughton holds a doctorate in electrical engineering from Iowa State University and is an adjunct professor of physics at the University of Minnesota.
     Robert H. Irish has been a director since 1992. Mr. Irish has been a consultant since 1999. From 1994 to 1999 held various sales and sales management positions at Compuware and Prodea Software. From 1988 to 1994, Mr. Irish acted as a consultant and co-investor with Norwest Venture Capital. From 1981 to 1988, he was the Executive Vice President of Centron DPL, responsible for technical marketing, product marketing and research and development. Mr. Irish worked at IBM in management, sales and systems from 1966 to 1981. Mr. Irish attended Rensselaer Polytechnic Institute and received a B.S. in Physics from Syracuse University in 1965.

     Jeffrey K. Kaszubinski has been a director since July 2002. Mr. Kaszubinski is currently President and Chief Executive Officer of Silicon Magnetic Systems, a Cypress subsidiary corporation which is developing MRAM technology and products. He has worked in the semiconductor memory business for 24 years, the past 15 at Cypress Semiconductor in a variety of executive positions, including product line management, manufacturing, quality assurance, and engineering. Prior to joining Cypress, Mr. Kaszubinski worked at Texas Instruments Inc., where he led the development of ground-breaking nonvolatile memories. Mr. Kaszubinski received a BSEE degree in 1978 from the University of New Orleans and holds five nonvolatile memory patents.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Our board of directors met five times in the year ended March 31, 2003 ("Fiscal 2003"). All Directors attended all of the meetings of the Board of Directors and meetings of the committees on which they served.

     Our board of directors has standing audit and compensation committees. Both committees consist of Messrs. Glarner, Irish, and Kaszubinski. The Board of Directors has determined that Messrs. Glarner and Irish are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Mr. Kaszubinski is not considered independent because he is employed by Cypress, which holds a significant equity position in the Company.

     The Audit Committee met four times in Fiscal 2003. The Audit Committee acts under a written charter. The Report of the Audit Committee, including a description of the functions of the committee, is included as an exhibit to this Proxy Statement.

     The Compensation Committee reviews and recommends to the board of directors the compensation guidelines for executive officers and other key personnel and the composition and levels of participation in incentive compensation and fringe benefits for all employees. In addition, the committee oversees administration of our 2000 Stock Option Plan as amended. No member of the Compensation Committee is or has been an officer of NVE. The Compensation Committee met once in Fiscal 2003.

     We have no compensation committee interlocks-that is, none of our officers serves as a director or a compensation committee member of a company that has an officer or former officer serving on our board of directors or compensation committee.


                        COMPENSATION OF OUR DIRECTORS

     Directors receive no cash compensation for their service on our board of directors. Non-employee directors automatically receive a nonqualified option to purchase 6,000 shares upon initial election and 2,000 on each reelection to the board of directors. Mr. Irish is affiliated with a consulting company which received $15,207 for services provided to us in Fiscal 2002, but he received no direct or indirect cash compensation from us in Fiscal 2003.

                     LIMITATION OF OUR DIRECTOR'S LIABILITY

     Our bylaws provide that we indemnify our officers, directors and employees in accordance with, and to the fullest extent permitted by, the provisions of the Minnesota Business Corporation Act, as it may be amended from time to time.

     Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota business corporation may indemnify any director, officer, employee or other representative of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity (as defined) of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding if certain statutory standards are met. "Proceeding" means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Section 302A.521 contains detailed terms regarding such right of indemnification and reference is made thereto for a complete statement of such indemnification rights.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.


                               EXECUTIVE COMPENSATION

The following table indicates the compensation paid in each of the past three fiscal years to our Chief Executive Officer and each of the next most highly compensated executive officers whose total annual salary and bonus for Fiscal 2003 exceeded $100,000 ("Named Executive Officers"):

                                                  ANNUAL COMPENSATION
                                         --------------------------------------
                           FISCAL YEAR                             OTHER ANNUAL
                              ENDED                                   COMPEN-
NAME AND TITLE              MARCH 31     SALARY         BONUS         SATION(1)
--------------             -----------   ---------      --------   ------------
Daniel A. Baker(2)            2003       $175,000       $25,000             -
President and CEO             2002       $175,000       $25,000             -
                              2001        $31,186            $0             -

James M. Daughton(3)          2003       $120,000       $20,000             -
Chief Technical Officer       2002       $120,000       $80,000             -
                              2001       $150,000            $0             -

John K. Myers                 2003       $115,577        $3,136             -
Vice President,               2002       $111,883       $12,500             -
Development                   2001       $107,600            $0             -

Jay L. Brown                  2003       $106,462       $15,332             -
Vice President,               2002       $102,333       $12,500             -
Sensor Business Unit          2001        $94,215            $0             -

________

(1) The total dollar value of all perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported for each named executive officer in each of the past three fiscal years.
(2)      Dr. Baker joined the Company as President and CEO in January, 2001.
(3) Dr. Daughton was Chairman and CEO until assuming the position of Chief Technical Officer in January, 2001.

                       EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes Common Stock that may be issued as of March
31, 2003 on the exercise of options under our 2000 Stock Option Plan as Amended July 19, 2001. The Plan as Amended was approved by our shareholders.

                                                                   NUMBER OF
                                                                  SECURITIES
                                                                   REMAINING
                                NUMBER OF                        AVAILABLE FOR
                              SECURITIES TO                     FUTURE ISSUANCE
                               BE ISSUED                          UNDER EQUITY
                                 UPON                             COMPENSATION
                              EXERCISE OF     WEIGHTED-AVERAGE       PLANS
                              OUTSTANDING     EXERCISE PRICE OF   (EXCLUDING
                                OPTIONS,        OUTSTANDING       SECURITIES
                              WARRANTS AND    OPTIONS, WARRANTS   REFLECTED IN
                                RIGHTS          AND RIGHTS         COLUMN (A))
       PLAN CATEGORY             (A)                (B)               (C)
-------------------------------------------------------------------------------
Equity compensation plans
approved by security holders    561,570           $ 4.36              362,030

Equity compensation plans not
approved by security holders          -
                                -----------------------------------------------
Total at March 31, 2003         561,570           $ 4.36              362,030
                                ===============================================


                   OPTION GRANTS DURING FISCAL YEAR 2003

     The following table lists all grants of stock options to Named Executive Officers during the last fiscal year:

                                           PERCENT OF TOTAL
                 NUMBER OF SECURITIES      OPTIONS GRANTED
                  UNDERLYING OPTIONS    TO EMPLOYEES IN FISCAL   EXERCISE OR   EXPIRATION
NAME                   GRANTED (#)               YEAR             BASE PRICE       DATE
--------------   --------------------   ----------------------   -----------   ----------
Daniel A. Baker             0                       0%               N/A            N/A
James M. Daughton           0                       0%               N/A            N/A
John K. Myers          40,000                      44%             $10.01         4/12/12
Jay L. Brown           30,000                      33%             $10.01         4/12/12

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table indicates the exercise of stock options during the last completed fiscal year by Named Executive Officers:

                                            NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                  UNDERLYING         IN-THE-MONEY OPTIONS
                 NUMBER OF                   UNEXERCISED OPTIONS           HELD AT
                   SHARES                     HELD AT MARCH 31,        MARCH 31, 2002
                ACQUIRED ON      VALUE       2002 (EXERCISABLE/         (EXERCISABLE/
      NAME        EXERCISE     REALIZED         UNEXERCISABLE)         UNEXERCISABLE)(1)
-----------------------------------------------------------------------------------------
Daniel A. Baker        -             -       105,000 / 35,000         $44,310 / $14,770
James M. Daughton      -             -        35,400 / 24,850        $187,924 / $125,207
John K. Myers          -             -        46,375 / 23,625        $284,882 / $145,128
Jay L. Brown           -             -         9,450 / 18,550         $58,051 / $113,953
________

       (1) Based on the closing bid price of the Company's Common Stock at March 31, 2003 of $7.00 per share less the exercise price of the options.


                              EMPLOYMENT AGREEMENT

     We have an employment agreement with Daniel A. Baker which set his initial salary and contains non-competition, confidentiality and assignment of invention provisions benefiting the Company. The agreement may be terminated by either Dr. Baker or us upon thirty days written notice. In addition, we may terminate Dr. Baker's employment for cause or upon his death or incapacity.


                        MANAGEMENT BONUS PROGRAM

     We have an incentive compensation plans to provide an opportunity for executive officers and senior management to receive cash bonuses based on individual and company performance. Bonuses (if any) will be given at the discretion of the Board of Directors.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us and representations that no other reports were required, all required Section 16(a) filings applicable to officers, directors and greater than ten percent shareholders in Fiscal 2003 were timely filed.


           DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

     Unless we receive instruction to the contrary from one or more of the shareholders, we will deliver only one annual report and proxy statement to multiple shareholders sharing an address. Upon written or oral request, we will promptly deliver a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive separate copies of our documents can contact Richard L. George, our Secretary, at telephone number (952) 829-9217 or by mail to the address on the cover of this Proxy Statement. You can also request delivery of single copies of our documents if you are receiving multiple copies.


                          PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at our next annual meeting of shareholders must be received by our Secretary at our executive offices in Eden Prairie, Minnesota, no later than February 15, 2004 for inclusion in our proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in our proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

                                 MISCELLANEOUS

     Our Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on those matters.

     It is important that proxies be returned promptly with instructions as to voting. If you do not expect to attend the meeting in person, please mark, sign, date and send in the proxies by return mail.


By Order of the Board of Directors
June 27, 2003

                                   EXHIBIT A
                            AUDIT COMMITTEE REPORT
                                  May 16, 2003

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors, and acts under a written charter. A copy of the Audit Committee's charter was most recently published in the proxy statement for our 2001 Annual Shareholders' Meeting. During the past year, the Sarbanes-Oxley Act of 2002 added a number of provisions to federal law to strengthen the authority and responsibility of audit committees. Related rules concerning audit committee structure, membership, authority, and responsibility have been proposed by The NASDAQ Stock Market, and will be applicable to us if and when they are adopted. Those rules may require us to change the membership of our committee.

Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (independence discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors' provision of other non-audit services to us is compatible with the auditors' independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on SEC Form 10-KSB for the year ended March 31, 2003, for filing with the Securities and Exchange Commission.


        FEES BILLED TO COMPANY BY ERNST & YOUNG, LLP DURING FISCAL 2003:

Audit Fees
We incurred total fees of $27,000 relating to the audit of the March 31, 2003 financial statements, review of the financial statements included in our Fiscal 2003 quarterly reports on Form 10-QSB and other matters directly relating to the Fiscal 2003 audit and the filing of our report on Form 10-KSB for the year ended March 31, 2003.

All Other Fees
Fees billed to us by Ernst & Young, LLP and associated entities during Fiscal 2003 for all other non-audit services rendered to us, including tax related services, totaled $10,850.


AUDIT COMMITTEE MEMBERS
Terrence W. Glarner
Robert H. Irish
Jeffrey K. Kaszubinski

                             [NVE CORPORATION LOGO]

                    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard L. George and Daniel A. Baker, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of NVE Corporation, a Minnesota corporation (hereinafter called the "Company"), to be held on Thursday, August 7, 2003 at 3:30 p.m., local time, at the Company's headquarters, 11409 Valley View Road, Eden Prairie, Minnesota 55344, and any adjournment thereof, and thereat to vote the undersigned's shares in the Company.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.  Election of directors: To elect the management slate of directors.
    01 Terrence W. Glarner   03 James M. Daughton   05 Jeffrey K. Kaszubinski
    02 Daniel A. Baker       04 Robert H. Irish
[ ] Vote FOR all nominees (except as marked) [ ] Vote WITHHELD from all nominees

Instructions: To withhold authority to vote for any nominee, strike a line through the name(s).

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, each dated June 27, 2003.

Date __________________________________

Signature(s) in Box
 ___________________________________________
|                                           |
|                                           |
|___________________________________________|

Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.